Exhibit 99.2

First Quarter 2021 Financial Results and Business Update May 4, 2021 THERAVANCE BIOPHARMA®, THERAVANCE®, the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners.© 2021 Theravance Biopharma. All rights reserved.

Forward-looking statements Under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, the company cautions investors that any forward-looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements or projections. Examples of forward-looking statements in this presentation may include the Company’s goals, designs, strategies, plans and objectives, the Company’s regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company’s product and product candidates, the potential that the Company’s research programs will progress product candidates into the clinic, the Company’s expectations for product candidates through development, the Company's expectations regarding its allocation of resources, potential regulatory approval and commercialization (including their differentiation from other products or potential products), product sales or profit share revenue and the Company’s expectations for its expenses, excluding share-based compensation and other financial results. The company’s forward-looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to the impacts on the COVID-19 global pandemic on our business, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non-clinical studies indicate the Company’s compounds or product candidates are unsafe or ineffective, risks that product candidates do not obtain approval from regulatory authorities, the feasibility of undertaking future clinical trials for our product candidates based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, disagreements with Innoviva, Inc. and TRC LLC, the uncertainty of arbitration and litigation and the possibility that an arbitration award or litigation result could be adverse to the Company. Other risks affecting Theravance Biopharma are in the company's Form 10-K filed with the SEC on February 26, 2021, and other periodic reports filed with the SEC.

Agenda

Key programs supported by proven development and commercial expertise ProgramIndicationResearchPhase 1Phase 2Phase 3FiledMarketedCollaborator Ampreloxetine (TD-9855) NRISymptomatic nOH Phase 3 Wholly-owned UC Izencitinib (TD-1473) GI JAKi CD Phase 2b/3 Phase 2 Janssen Biotech, Inc. Organ-Selective Irreversible JAK3iInflammatory intestinal diseases YUPELRI® (revefenacin) LAMACOPD Nezulcitinib (TD-0903) Inhaled JAKiCOVID-19 Phase 1 Phase 2 Marketed TD-8236 Inhaled JAKi Asthma Phase 2 Wholly-owned Inhaled ALK5iIdiopathic pulmonary fibrosis Phase 1 ProgramIndicationResearchPhase 1Phase 2Phase 3FiledMarketedRights Economic Interests FF/UMEC/VI COPD Asthma Marketed Marketed GSK & Innoviva, Inc. Skin-selective JAKiDermatological diseases Research 1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information. ALK5i, transforming growth factor β receptor I kinase inhibitor; CD, Crohn’s disease; COPD, chronic obstructive pulmonary disease; FF/UMEC/VI, fluticasone furoate/umeclidinium/ vilanterol; JAKi, Janus kinase inhibitor; LAMA, long-acting muscarinic receptor antagonist; nOH, neurogenic orthostatic hypotension; NRI, norepinephrine reuptake inhibitor; UC, ulcerative colitis. 4

Commercial progress of YUPELRI® & GSK’s TRELEGY Q1 TOPLINE 2021 Multiple potential milestones & value-driving catalysts Q2RESULTS Q3 Q4 Nezulcitinib (TD-0903) Phase 2 (0188) COVID-19 Ampreloxetine SEQUOIA (0169) Phase 3 symptomatic nOH Izencitinib RHEA (0157) Phase 2b ulcerative colitis Q1'22 Izencitinib DIONE (0173) Phase 2 Crohn’s disease TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of inhaled corticosteroid, long-acting muscarinic receptor antagonist, and long-acting β2 agonists, active components of Anoro (UMEC/VI). nOH, neurogenic orthostatic hypotension. 5

Theravance Biopharma difference: Targeting disease with organ selective medicines Pathway DiseaseTherapeutic Index TITI Target disease biologyOptimize effect in the organ where the disease is active Expand TI with the goal of maximizing efficacy and limiting systemic side effects TI, therapeutic index. 6 Pioneering a new generation of small molecule drugs designed to better meet patient needs

Nezulcitinib (TD-0903) Program Nebulized lung-selective pan-JAK inhibitor to treat: ►Acute hyperinflammation of the lung in COVID-19 ►Chronic inflammation for the treatment and prevention of lung transplant rejection

Nezulcitinib (TD-0903): breaking new ground with inhaled JAKi

Focused execution in acute lung injury (ALI) driven by patient need

COVID-19 MARKET DYNAMICS

- >149M COVID-19 patients globally[1]; >32M patients in US[2]
- 56% of US population ≥1 vaccine dose; 40% fully vaccinated[3]
- Virus still surging in communities / parts of the world[1]
- 5 variants of concern in US[4]
- Declining but substantial proportion of population refusing vaccination[5]
- Disproportionate burden on people of color[6]

Treatments needed for hospitalized COVID-19 patients with acute lung injury

TD-0903 Dose finding placebo controlled data[7]

- Generally well-tolerated
- Low systemic exposure
- Positive trend in clinical status, reduced hospital stay
- No deaths in 3, 10 mg cohorts
- Improved oxygenation from baseline to Day 7
- Improved inflammatory biomarkers

Only therapeutic in development with nebulized lung-targeted approach

BUILDING A PIPELINE IN A PRODUCT

Potential areas for exploration:

- ALI in COVID-19 in hospitalized patients
- Preventing progression of lung hyperinflammation that leads to hospitalization
- Accelerated recovery of long-haul COVID-19 patients
- Future applications for coronavirus and influenza inflammation
- Prevention of lung transplant rejection

Theravance Biopharma
Medicines That Make a Difference

1. https://www.kff.org/coronavirus-covid-19/fact-sheet/coronavirus-tracker/ as of 4.29.21
2. https://coronavirus.jhu.edu/map.html as of 4.25.21
3. https://covid.cdc.gov/covid-data-tracker/#vaccinations as of 5.3.21
4. https://www.cdc.gov/coronavirus/2019-ncov/transmission/variant.html as of 4.2.21
5. https://www.aamc.org/news-insights/herd-immunity-closer-we-think as of 4.25.21
6. https://www.kff.org/coronavirus-covid-19/issue-brief/latest-data-on-covid-19-vaccinations-race-ethnicity/ as of 4.25.21
7. https://www.medrxiv.org/content/10.1101/2021.03.09.21252944v1, n=25

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Nezulcitinib: a lung-selective inhaled immunotherapy in development Broadly inhibits the pulmonary inflammatory cascade caused by viral infection Potential therapeutic benefit via three activities: Potent pan-JAK inhibition α βγ JAKJAK P NUCLEUS P P P 100 STAT STAT STAT % Inhibition Protection against virus-induced cell death STAT Prevention of cell entry, limiting virus dissemination in lung ACE2TMPRSS2 850 Fold Change Vehicle STAT 60 40 20 0 0.11100.1110 4Vehicle 2 0 -9-8-7-6-5-4 Log(Compound(M)) Nezulcitinib 30 20 10 0 -9-8-7-6-5-4 Log(Compound(M)) MCP-1, GM-CSF) NezulcitinibDexamethasone Nezulcitinib + Dexamethasone (0.1 μM) Nezulcitinib + Dexamethasone (0.01 μM) Our goal: nezulcitinib to be the first inhaled treatment to broadly interrupt viral-induced activation and restore immune system balance in the lung ACE2, angiotensin-converting enzyme 2; GM-CSF, granulocyte-macrophage colony-stimulating factor; IFNγ, interferon gamma; IL-6, interleukin 6; IP-10, IFNγ-induced protein 10; JAK, Janus kinase; LDH, lactate dehydrogenase; MCP-1, monocyte chemoattractant protein-1; STAT, signal transducer and activator of transcription; TMPRSS2, transmembrane protease, serine 2. 9

Izencitinib (TD-1473/JNJ-8398) Oral gut-selective pan-JAK inhibitor to treat inflammatory bowel diseases

Izencitinib’s oral, gut-selective, pan-JAK approach is designed to reduce systemic side effects High margins of systemic safety in nonclinical studies Updated slide to Come Low systemic plasma concentrations in UC patients 140 120 Systemic Safety Margin (Plasma AUC) 10 5 IzencitinibTofacitinib Safety margin range Izencitinib: 12–136-fold over dose range 20–200 mg Plasma Concentration (nM) 200 100 Tofacitinib 10 mg BID (simulated)* Izencitinib 20 mg Izencitinib 80 mg Izencitinib 270 mg Oral bioavailability Tofacitinib: 74% Izencitinib: 2% 0 Rodent xp Ther 2014;348:165-73. highest studied clinical dose (izencitinib) or a e colitis. Tofacitinib: <1X 0 01234 Time (hr) Updated footer to Gut selectivity confers low systemic exposure and offers the potential for reduced adverse effects *Simulated tofacitinib concentrations extracted from Dowty ME, et al. J Pharmacol E Margins of safety reflect the ratio of nonclinical to clinical plasma exposures at the AUC, area under curve; BID, twice daily; hr, hour; JAK, Janus kinase; UC, ulcerativ Come pproved dose (tofacitinib). 11

Izencitinib's oral, gut-selective, pan-JAK approach is designed to maximize efficacy in IBD

Blocks inflammation and penetrates deep within mouse colon



Vehicle treated control
CD3+ pan-T cells
Izencitinib treatment

Demonstrates improvement in UC patients in Phase 1b



Izencitinib
Placebo (n=9)
20 mg (n=10)
80 mg (n=10)
270 mg (n=11)
% of Patients
100
80
60
40
20
0
0
20
30
18
44
30
70
73
Endoscopy
Rectal Bleeding

The gut-selective approach is intended to maximize concentration where it matters, at the site of action in the GI tract

IBD, inflammatory bowel disease; JAK, Janus kinase; UC, ulcerative colitis. GI, gastrointestinal.

Theravance Biopharma
Medicines That Make a Difference
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Ampreloxetine (TD-9855) Once-daily norepinephrine reuptake inhibitor to treat symptomatic neurogenic orthostatic hypotension

Ampreloxetine: new approach in nOH

MARKET DYNAMICS

~350K US patients[1]:
70–80% of MSA patients[2]
30–50% of PD patients[3] have nOH[4]

Specialist network in place: concentrated group of neurologists/ cardiologists treat patients; 'at risk' patients already identified and managed by specialty institutions

Physicians report **urgency to treat** due to high impact on patients' QoL, high risk of injury from falls and caregiver burden

Established nOH Tx paradigm: nOH included in medical treatment guidelines for PD/MSA patients; once diagnosed with nOH, patients prescribed drug

nOH profoundly impacts QoL

Study 0169 primary endpoint:
Change from baseline in OHSA Question 1

OHSA measures core nOH symptom:
Dizziness / lightheadedness due to brain hypoperfusion

Clinically significant endpoint: 1-point OHSA improvement

SYMPTOMS

- Dizziness or lightheadedness
- Fatigue
- Difficulty walking
- Weakness
- Impaired cognition
- Pain (back of head/neck/shoulders)
- Blurred vision
- Tremulousness
- Vertigo

IMPACT

Depression
Social isolation
Poor QoL
Falls (fractures/head trauma)
Morbidity

Theravance Biopharma
Medicines That Make a Difference

1. https://www.parkinson.org/Understanding-Parkinsons/Statistics; https://www.ninds.nih.gov/Disorders/Patient-Caregiver-Education/Fact-Sheets/Multiple-System-Atrophy.
2. Claassen DO, et al. BMC Neurol 2018;18:125 https://doi.org/10.1186/s12883-018-1129-x. 3. Low PA. AMJC 2015;21:13,October 30 https://www.ajmc.com/view/ace0034_oct15_noh_low. 4. Not all patients are treated with prescription medication.
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; PD, Parkinson's disease; QoL, quality of Life; Tx, treatment.

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Ampreloxetine: a once-daily, potent and selective norepinephrine reuptake inhibitor with a differentiated MOA for treating nOH

Ampreloxetine is designed to target and correct the norepinephrine imbalance…

NE Release at Neurovascular Junction



AXON TERMINAL
Ampreloxetine
NE
NET
DENDRITE
Plasma NE
Pre-dose
Post-dose
~2-fold increase

Vasoconstriction
↑ Blood pressure

…with potential for market differentiation…

Current nOH treatment options:

- No durable effect
- Multiple daily dosing
- Black box warning for SH

…and demonstrated a clinically meaningful and durable impact[1]



Efficacy
Durability
Withdrawal
Normal
Reduction in syncope
Change in OHSA #1
0
-1
- 4
- 7
Improvement
Worsens back to baseline
4
20
24
Study Week

Our goal: ampreloxetine to be the first treatment to demonstrate a sustained impact for patients managing the chronic and debilitating symptoms of nOH

Theravance Biopharma
Medicines That Make a Difference

1. Kaufmann H, et al. Mov Disord. 2019;34(suppl 2). Poster presented at the 2019 International Congress of Parkinson's and Movement Disorder Society.
Note: a 1-point change in the OHSA#1 score is considered clinically meaningful.
MOA, mechanism of action; NE, norepinephrine; NET, norepinephrine transporters; nOH neurogenic orthostatic hypotension; OHSA #1, orthostatic hypotension symptom assessment question #1; SH, supine hypertension.

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FDA-approved for the maintenance treatment of COPD First and only once-daily, nebulized maintenance medicine for COPD

YUPELRI® (revefenacin) inhalation solution

FDA-approved for the maintenance treatment of COPD
First and only once-daily, nebulized maintenance medicine for COPD



YUPELRI
(revefenacin) inhalation solution
175 mcg/3 mL
For Oral Inhalation Only
Rx only
Theravance Biopharma
Mylan
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Once-daily LAMAs are first-line therapy for moderate-to-very severe COPD[1]

9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy[2]

TBPH and **VTRS** worldwide strategic collaboration to develop and commercialize nebulized YUPELRI® (revefenacin)

Theravance Biopharma + VIATRIS™



TBPH
35%
65%
VTRS

Companies co-promote under US profit/loss share

Theravance Biopharma
Medicines That Make a Difference

1. Global Strategy for Diagnosis, Management, and Prevention of COPD, 2018.
2. TBPH market research (N = 160 physicians); refers to US COPD patients.

COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

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See TBPH 10K filed February 26, 2021 for greater detail re TBPH implied 35%. 18 TBPH implied 35% of YUPELRI® US net sales by quarter TBPH Implied 35% of Total Net Sales ($M) $13.5 $12.9 $13.0 $12.9 $10.6 $10.4 $5.8 $3.2 14 12 10 8 6 4 2 0 Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21 TBPH implied 35% of YUPELRI US net sales represents TBPH’s portion of the combined TBPH and VIATRIS net revenue

YUPELRI® hospital sales and community TRx trends Hospital LA-NEB Market Share* Hospital Market Share 20% 18% 16% 14% 12% 10% 8% 6% 8.0% 8.5% 7.0% 6.7% 5.8% 4% 3.5% 2.2% 2% 0% 1.1% 0.3% Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 YUPELRI LA-NEB Market Share 20% 18% 16% 14% 12% 10% 8% 6% 4% 2% 0% Community Market Share with TRx 18.6% 17.5% 19.0% 15.3% Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Retail TRx YUPELRI LA-NEB Market Share Community LA-NEB Market Share** 1. Joint VTRS/TBPH Market Research. * Hospital LA-NEB Market Share - IQVIA DDD through 03/31/2021. ** Community LA-NEB Market Share - IQVIA XPO Excl. LTC (Retail) and SolutionsRx (DME / Med B FFS) through 1/31/2021 (Q1’21 Community LA-NEB Market Share Incomplete). *** Retail TRx Volume - Symphony Health METYS Prescription Dashboard through 3/31/2021. 19 Retail TRx Volume*** **Community LA-NEB Market Share includes Retail + DME / Med B FFS through January ’21 LA-NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST

11 YUPELRI 719 hospital accounts have ordered2 ?67% have ordered more than once 91% formulary win rate3 Highest number of formulary support presentations in Q1'21 since launch 74% commercial coverage4 Increasing New Patient Starts Continue to Drive LA-NEB Market Share Growth 1 Positive growth trends for YUPELRIcontinuing beyond March

Economic interest GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once-daily single inhaler triple therapy

Economic interest in GSK’s TRELEGY Upward-tiering royalties of ~5.5–8.5% of worldwide net sales1 TRELEGY Asthma Approval TRELEGY Mortality Ad Comm BREO Asthma Approval TRELEGY TRELEGY 400 350 TRx Volume (Thousands) 250 200 150 100 50 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 Month Post Launch Q1 net sales of $341MM Year-over-year sales growth of 37% from the same period in 2020 US sales ($238MM) benefited from new asthma indication approved and launched in Q3 2020 International and EU sales grew to $103M; asthma indication approved in Japan in Q4 2020 1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes are due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of inhaled corticosteroid, long-acting muscarinic receptor antagonist, and long-acting β2 agonists, active components of Anoro (UMEC/VI). 22 ANORO ELLIPTAARNUITY ELLIPTABREO ELLIPTAINCRUSE ELLIPTA Launched in US in November 2017 Source: GSK, Symphony Health Metys monthly TRx data. Source: Symphony Health, Metys, September 2013 – March 2021, Monthly TRx Volume

First quarter 2021 financial highlights $210.0 million cash1 as of March 31, 2021 Three Months Ended March 31, Cash, cash equivalents and marketable securities. Amounts include share-based compensation. 23

Commercial progress of YUPELRI® & GSK's TRELEGY

2021

Multiple potential milestones & value-driving catalysts

Q1

Q2 — TOPLINE RESULTS

Nezulcitinib (TD-0903)
Phase 2 (0188) COVID-19

Q3

Ampreloxetine
SEQUOIA (0169) Phase 3 symptomatic nOH

Izencitinib
RHEA (0157) Phase 2b ulcerative colitis

Q4

Q1'22

Izencitinib
DIONE (0173) Phase 2 Crohn's disease

Theravance Biopharma
Medicines That Make a Difference

TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of inhaled corticosteroid, long-acting muscarinic receptor antagonist, and long-acting β2 agonists, active components of Anoro (UMEC/VI)."); nOH neurogenic orthostatic hypotension.

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Rick E Winningham Chairman and Chief Executive Officer Andrew A. Hindman Senior Vice President, Chief Financial Officer Q&A Session Frank Pasqualone Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Development

Theravance Biopharm a®® Medicines That Make a Difference ®

About YUPELRI® (revefenacin) inhalation solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

Theravance Biopharma
Medicines That Make a Difference

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

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YUPELRI® (revefenacin) inhalation solution

YUPELRI® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD).

Important Safety Information (US)

YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product.

YUPELRI should not be initiated in patients during acutely deteriorating or potentially life-threatening episodes of COPD, or for the relief of acute symptoms, i.e., as rescue therapy for the treatment of acute episodes of bronchospasm. Acute symptoms should be treated with an inhaled short-acting beta2-agonist.

As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life-threatening. If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short-acting bronchodilator. YUPELRI should be discontinued immediately and alternative therapy should be instituted.

YUPELRI should be used with caution in patients with narrow-angle glaucoma. Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow-angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema.

Worsening of urinary retention may occur. Use with caution in patients with prostatic hyperplasia or bladder-neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur.

Immediate hypersensitivity reactions may occur after administration of YUPELRI. If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered.

The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2% in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain.

Coadministration of anticholinergic medicines or OATP1B1 and OATP1B3 inhibitors with YUPELRI is not recommended.

YUPELRI is not recommended in patients with any degree of hepatic impairment.

Theravance Biopharma
Medicines That Make a Difference

OATP, organic anion transporting polypeptide.

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